Exhibit 99(j)(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of JPMorgan Trust I of our reports dated August 25, 2017, relating to the financial statements and financial highlights for the funds constituting JPMorgan Trust I listed in Appendix A (the “Funds”), which appear in the Funds’ Annual Report on Form N-CSR for the year ended June 30, 2017. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
New York, New York
October 27, 2017

Appendix A

JPMorgan Access Balanced Fund
JPMorgan Access Growth Fund
JPMorgan Diversified Fund
JPMorgan Dynamic Small Cap Growth Fund
JPMorgan Equity Focus Fund
JPMorgan Equity Low Volatility Income Fund
JPMorgan Growth and Income Fund
JPMorgan Hedged Equity Fund
JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Sustainable Equity Fund
JPMorgan Intrepid Value Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Small Cap Core Fund
JPMorgan Small Cap Equity Fund
JPMorgan SmartAllocation Equity Fund
JPMorgan SmartRetirement Income Fund
JPMorgan SmartRetirement 2020 Fund
JPMorgan SmartRetirement 2025 Fund
JPMorgan SmartRetirement 2030 Fund
JPMorgan SmartRetirement 2035 Fund
JPMorgan SmartRetirement 2040 Fund
JPMorgan SmartRetirement 2045 Fund
JPMorgan SmartRetirement 2050 Fund
JPMorgan SmartRetirement 2055 Fund
JPMorgan SmartRetirement 2060 Fund
JPMorgan SmartRetirement Blend Income Fund
JPMorgan SmartRetirement Blend 2020 Fund
JPMorgan SmartRetirement Blend 2025 Fund
JPMorgan SmartRetirement Blend 2030 Fund
JPMorgan SmartRetirement Blend 2035 Fund
JPMorgan SmartRetirement Blend 2040 Fund
JPMorgan SmartRetirement Blend 2045 Fund
JPMorgan SmartRetirement Blend 2050 Fund
JPMorgan SmartRetirement Blend 2055 Fund
JPMorgan SmartRetirement Blend 2060 Fund
JPMorgan Disciplined Equity Fund (to be renamed JPMorgan U.S. Research Enhanced Equity Fund)
JPMorgan U.S. Dynamic Plus Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund
JPMorgan U.S. Small Company Fund
JPMorgan Value Advantage Fund